CMG ABSOLUTE RETURN STRATEGIES FUND

a series of Northern Lights Fund Trust

Class A Shares: CMGTX

Class I Shares: CMGOX

Supplement dated April 5, 2013

to the Prospectus dated September 11, 2012

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Please be advised the following changes, will be effective on or about June 8, 2013, to the CMG Absolute Return Strategies Fund (the “Fund”):

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The Fund's current investment objective is to generate absolute return.  The Fund's new investment objective will be to seek consistent positive returns throughout various fixed income cycles.  On or about June 8, 2013, shareholders will receive a revised and updated prospectus that will describe this change, as well as related risks, in greater detail.

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The Fund’s investment strategy will be adjusted, to focus solely on a modified SR bond strategy, as described in the current prospectus.

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Under normal circumstances, the Fund will invest at least 80% of its net assets in US Treasury or corporate bonds,  Underlying Funds which invest primarily in US Treasury or corporate bonds, or derivatives related to such bonds  (“80% Investment Policy”).  This is a non-fundamental investment policy.

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The name of the Fund will be changed.  The Fund’s name will be the CMG SR Tactical Bond Fund.

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The Fund’s annual management fee will be reduced from 1.75% of the average nets of the Fund to 1.25%.

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The Fund’s investment adviser contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2013, to ensure that Net Annual Fund Operating Expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, Distribution and Shareholder Servicing (12b-1) fees, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs)  will not exceed certain limitations (the “Expense Limitation”).  The Fund’s Expense Limitation for Class I shares will be reduced from 2.50% to 2.00% and for Class A shares will be reduced from 2.90% to 2.40%.

In addition to the changes described above, the following changes to the sub-advisory structure of the Fund were made, and are effective, as of June 8, 2013:

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Scotia Partners, LLC (“Scotia”) no longer manages any portion of the assets of the Fund, and the Fund’s investment adviser does not anticipate allocating Fund assets to Scotia in the future.  Accordingly, references in the Fund’s Prospectus and Statement of Additional Information to Scotia, its portfolio manager, or the Scotia Partners Growth S&P Plus Program should be disregarded.

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Traub Capital Management, LLC (“Traub”) no longer manages any portion of the assets of the Fund, and the Fund’s investment adviser does not anticipate allocating Fund assets to Traub in the future.  Accordingly, references in the Fund’s Prospectuses and Statement of Additional Information to Traub, its portfolio manager, or the Traub FX Strategy should be disregarded.

On or about June 8, 2013, shareholders will receive a revised and updated prospectus that will describe these changes, as well as related risks, in greater detail.

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This Supplement, and the Prospectus and Statement of Additional Information dated September 11, 2012, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling Shareholder Services at 1-866-CMG-9456.

Please retain this Supplement for future reference.